SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 12, 2003


                              PLANVISTA CORPORATION
                    -----------------------------------------

               (Exact Name of Registrant as Specified in Charter)


       DELAWARE                          1-13772              13-3787901
     --------------                ------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)     IRS Employer
    of Incorporation)                                     Identification No.)


     4010 BOY SCOUT BLVD., SUITE 200
             TAMPA, FLORIDA                                   33607
      -----------------------------                      ---------------
(Address of Principal Executive Offices)                   (Zip Code)



       Registrant's telephone number, including area code: (813) 353-2300



           -----------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

(c)      Exhibits

         The following exhibits are included with this Report:

         Exhibit 99.1 Press release dated August 12, 2003 regarding second quarter earnings.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PLANVISTA CORPORATION

Date: August 12, 2003                 By: /s/ Bennett Marks
                                         ---------------------------------------
                                      Bennett Marks
                                      Executive Vice President and Chief
                                       Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

Exhibit 99.1                        Press Release dated August 12, 2003.